Exhibit 10.1 - Merger Agreement

        This Agreement made as of the 12th day of February, 2002, with effective date as of December 1st, 2001, between McKENZIE BAY INTERNATIONAL, LTD., incorporated in the State of Delaware, United States of America and with administrative offices at 3362 Moraine Drive, Brighton, MI USA 48114 (hereinafter "MKBY"), and JACQUELIN DERY, whose address is 663 McEachran Ave., Outremont, Quebec H2V 3C6 CANADA (hereinafter "Dery"), and LAURENT MONDOU, whose address is 451 Le Royer Street, St. Lambert, Quebec, J4R 1M7 CANADA (hereinafter "Mondou"), and EXPERTS CONSEILS DERMOND INC., incorporated under the laws of Canada, whose address is 663 McEachran Ave., Outremont, Quebec H2V 3C6 CANADA (hereinafter "Dermond").

W I T N E S S E T H :

        WHEREAS, Dery and Mondou are collectively the owners of all of the issued and outstanding shares of Dermond which corporation is the owner of the technology known as the Dermond Wind Generator, and

        WHEREAS, MKBY is desirous of purchasing all of the issued and outstanding shares of the common stock of Dermond, and

        WHEREAS, Dery and Mondou have agreed to sell all of the issued and outstanding shares of the common stock of Dermond, that is 125,200 class "A" shares (the "Shares") to MKBY on the terms and conditions set out in this agreement.

        NOW, THEREFORE, this agreement witnesses that in consideration of the mutual covenants and agreements contained herein, Dery and Mondou, as Sellers, and MKBY, as Purchaser, covenant and agree with each other as follows:

1.      Purchase and Sale.

        A. Subject to the due fulfillment of the conditions set out in paragraph 3 below, Dery and Mondou shall sell and MKBY shall purchase all of the Shares.

        B. The closing date shall be a date mutually agreed upon between the parties but in any event, no later than 60 days from and after the date of execution of this agreement.

2. Consideration. The consideration for the sale of the Shares shall be:

        A. The issuance to Dery of 50,000 shares of the common stock of MKBY.

        B.      The payment to Dery of Twenty Five Thousand Dollars ($25,000.00)
                CDN.

        C. The issuance to Mondou of 50,000 shares of the common stock of MKBY.

        D.      The payment to Mondou of Twenty Five Thousand Dollars
                ($25,000.00) CDN.

        E. At closing, MKBY shall agree to pay, be liable for, perform, observe, discharge and fully satisfy when due (i) all of the liabilities and obligations of Dermond existing on the date of closing, provided, however, that the liability of MKBY pursuant to such assumption of liabilities shall not exceed Six Thousand Canadian Dollars ($6,000.00CDN), as well as to assume and pay
                (ii) Dermond's debt owed to CAI, Affaires Corporatives International, in the amount of $8,600.00 CDN (which includes all applicable taxes) (the "CAI Debt").

3.      Conditions.

The completion of this agreement shall be conditional upon the parties executing the following agreements on the closing date contemporaneous with the completion of this agreement:

        A. A 5-year employment agreement between Dermond, as Employer, and Dery, as Employee, in the form which is attached hereto as Exhibit A to this agreement.

        B. A 5-year employment agreement between Dermond, as Employer, and Mondou, as Employee, in the form which is attached hereto as Exhibit B to this agreement.

        C. A royalty agreement between MKBY and Dery in the form which is attached hereto as Exhibit C to this agreement.

        D. A royalty agreement between MKBY and Mondou in the form which is attached hereto as Exhibit D to this agreement.

        E. Dery and Mondou will, on the date of closing contemporaneous with the completion of this agreement, execute a non-competition and non-disclosure agreement in the form which is attached hereto as Exhibit E of this agreement.


4.      Completion.

Completion shall take place on the closing date. The sale shall be completed at the offices of Lavery, de Billy, attorneys for MKBY, located at 1, Place Ville-Marie, Montreal, Quebec, H3B 4M4.

        A. On the closing date, the parties shall mutually execute and deliver to one another the agreements set forth in paragraph 3 A thru E above.

        B. On the closing date, Dery and Mondou shall deliver to MKBY's representatives duly executed forms of stock transfer together with accompanying certificates in respect of the Dermond shares, and the resignations of all directors of Dermond.

        C. On the closing date, MKBY shall deliver to Dery and Mondou the cash payments and the agreement to assume the outstanding obligations of Dermond referred to in section 2 above.

        D. The MKBY shares shall be delivered to Dery and Mondou in accordance with section 2 above within three (3) business days following the granting of a prospectus exemption by the Quebec Securities Commission.


5. Representations, Warranties and Covenants of Dery, Mondou and Dermond. In consideration of this agreement, Dery, Mondou and Dermond represent and warrant to MKBY as follows:

        A. Dermond is a corporation duly incorporated, duly organized and validly subsisting under the laws of Canada and is authorized, qualified and licensed to own its properties and to carry on its businesses as presently owned and carried on by it.

        B. The Shares owned by Dery and Mondou and which are to be transferred to MKBY, are validly issued and outstanding as fully paid and non-assessable shares and are the only issued and outstanding shares of Dermond. Dery and Mondou are the sole beneficial and registered owners of the Shares with good and valid title to said shares. There is no contract, agreement, option or other right of any person or entity binding upon or which at any time in the future may become binding upon Dermond to sell, transfer, assign, pledge, charge, mortgage or in any other way dispose of or encumber any of the Shares. No person or entity has any contract, agreement, option or any right or privilege capable of becoming a contract including convertible securities, warrants or convertible obligations of any nature for any purchase, subscription, allotment or issuance of any of the unissued shares in the share capital of Dermond.

        C. The Board of Directors of Dermond has duly authorized and approved the transactions contemplated by this agreement and any and all agreements, documents or instruments to be executed and/or delivered in connection herewith and the performance of its obligations hereunder and thereunder. No other corporate action by Dermond or otherwise is required in connection with the foregoing.

        D. Dermond has no subsidiaries or interest in the shares of any other company wheresoever incorporated.

        E. Dery and Mondou are the sole inventors of the Vertical Axis Windmill and Self-Erecting Structure Therefor and wind generator technology related to said wind generator and off-grid power system technology (the "Invention") and all intellectual property rights thereto related (collectively the "Intellectual Property") and they have developed the Invention exclusively for the benefit of Dermond.

        F. Dery and Mondou have duly assigned the rights in the Intellectual Property to Dermond and Dermond is the exclusive and complete owner of the Intellectual Property. To the best of their knowledge, no third party has any right or title to the Intellectual Property.

        G. Dery, Mondou and Dermond have duly applied for a patent application in Canada on or about January 24, 2002 in order to adequately protect the Invention and Dery, Mondou and Dermond have not acted in any manner as to invalidate the patent application or render the patent unenforceable, such as, but not limited to, public disclosuer of the Invention beyond the legal delays.

        H. All persons to whom the Invention has been disclosed have signed a non-disclosure agreement.

        I. The Intellectual Property is free and clear of any hypothec, lien or encumbrance of any nature.

        J. As of the date hereof, Dermond, Dery and Mondou have taken all reasonable and proper steps to safeguard the trade secrets and confidential information of Dermond's Intellectual Property.

        K. All liabilities, including contingent liabilities of Dermond as of the closing date, shall be disclosed to MKBY and listed on Schedule A to this agreement. At the closing date, Dermond shall have no liabilities other than the liabilities disclosed on Schedule A to this agreement and further, such liabilities shall not exceed the sum of Six Thousand Canadian Dollars ($6,000.00CDN) as of the date of closing, with the exception of the CAI Debt.

        L. Without limiting the generality of the foregoing, Dermond is not engaged in any litigation nor aware of any contract, claim, notice matter or thing on the part of any third party which might reasonably be expected to lead to the threat of litigation whether successful or not.

        M. Dery and Mondou jointly and severally hereby covenant and agree with MKBY to hold harmless and indemnify both MKBY and Dermond in respect of any breach of or non-fulfillment of any representation, warranty, covenant or agreement on the part of Dery and Mondou under this agreement.

        N. Dery and Mondou hereby covenant and agree with MKBY to use reasonable efforts to obtain and, on and after completion of the transaction contemplated hereby, deliver to MKBY all financial, intellectual property, know-how, knowledge, business and related documents and materials held by Dery and Mondou or Dermond.

        O. Dery, Mondou and Dermond hereby covenant and agree to continue to take all reasonable and proper steps to safeguard the trade secrets and confidential information of Dermond as outlined above up to and following the completion of the transactions contemplated hereby.

        P. Dermond is entitled to the exclusive and uninterrupted use of the Intellectual Property without payment of any royalty or fees. No person has any right, title or interest in any of the Intellectual Property other than Dermond. No person has challenged the validity of Dermond's rights to any of the Intellectual Property. To the best of their knowledge, neither the Intellectual Property nor the conduct of Dermond's business infringes upon the industrial or intellectual property rights of any other person, nor has any other person infringed upon Dermond's rights to the Intellectual Property.

6. Representations, Warranties and Covenants of MKBY. In consideration of this agreement, MKBY represents and warrants to Dery and Mondou as follows:

        A. MKBY is a corporation duly incorporated and is in good standing under the laws of the State of Delaware and is authorized, qualified and licensed to own its properties and to carry on its businesses as presently owned and carried on by it.

        B. The Board of Directors of MKBY has duly authorized and approved the transaction contemplated by this agreement and any and all agreements, documents or instruments to be executed and/or delivered in connection herewith and the performance of its obligations hereunder and thereunder. No other corporate action by MKBY or otherwise is required in connection with the foregoing.

        C. When issued to Dery and Mondou pursuant to paragraph 2 above, the MKBY shares shall be fully paid and non-assessable shares in the capital of MKBY and will be owned by Dery and Mondou respectively as beneficial and registered owner with good and valid title thereto, free and clear of any and all liens or encumbrances.

7.      Acknowledgement and Representation Regarding the MKBY Shares.
        Dery and Mondou each individually acknowledge that the MKBY shares have not been registered under the Securities Act of 1933 ("SA-1933") and are being issued under an exemption under the SA-1933. In accordance therewith, Dery and Mondou each individually represent to MKBY that:

        A. Dery and Mondou each individually are acquiring the MKBY shares for investment for their own account only and not with a view for reselling same. Neither Dery nor Mondou intend to divide their participation with others or to resell or otherwise dispose of all or any part of the MKBY shares unless and until each determine at some future date on the basis of information not currently at their disposal or conditions not currently existing, that such resale or disposition is advisable.

        B. In no event will either Dery or Mondou sell the MKBY shares prior to the registration of the MKBY shares under the SA-1933 unless such sale is made pursuant to a valid exemption under the SA-1933 including without limitation the exemption established in Rule 144 adopted by the Securities and Exchange Commission.

8.      Mutual Undertakings.

        A. The parties hereto agree that the terms of this agreement and all matters arising under it shall be confidential to the parties and their advisors and no disclosure of the terms or contents of this agreement shall be made to any third party except as required for the implementation or authorization of this agreement and its completion.

        B. The parties shall execute and procure the execution of all such further documents or other things as shall be required to secure the full performance and implementation of the terms of this agreement and shall undertake all such further acts as shall be necessary to bring into effect the terms of this agreement, including but not limited to any filings required under any Securities Acts of any of the Canadian jurisdictions in relation to the issuance of MKBY shares to each of Dery and Mondou in accordance with section 2 of this agreement.

        C. The representations and warranties of the parties set out in this agreement or any other agreement, certificate or instrument delivered pursuant to this agreement shall survive the completion of the transactions contemplated herein.

9.      General.

        A. Any notice to be delivered hereunder shall be in writing signed by a party or a duly authorized representative of a party serving such notice and shall be delivered to the other party or parties by hand or facsimile or by registered post to the address shown above or such other address as shall be specified for service. In the case of service by post, such notice shall be deemed to be received seven days after dispatch.

        B. This agreement and all matters arising under it shall be subject to the laws and application of said laws of the Province of Quebec and laws of Canada applicable therein, and the parties hereby submit to the exclusive venue in the Province of Quebec to resolve any disputes arising hereunder. The parties agree that if a dispute arises, they will submit same to arbitration pursuant to the applicable provisions of the Code of Civil Procedure of Quebec and said decision will be binding upon both.

        C. This agreement constitutes the entire agreement between the parties pertaining to the subject matter of this agreement and supersedes all prior agreements, understandings, negotiations and discussions whether oral or written. There are no conditions, warranties, representations or other agreements between the parties in connection with the subject matter of this agreement (whether oral or written, express or implied, statutory or otherwise) except as specifically set out in this agreement.

        D. The parties hereby acknowledge that they have requested that this agreement and all related documents be drawn up in the English language. Les parties aux presentes reconnaissent qu'elles ont exige que la presente convention et tous les documents qui s'y rattachent soient rediges en anglais.

        IN WITNESS WHEREOF, this agreement has been executed by the parties as of the 12th day of February 2002, with effective date as of December 1, 2001.

                                    McKENZIE BAY INTERNATIONAL, LTD.

                        per:    /s/ Gary L. Westerholm
                                    President


                                    EXPERTS CONSEILS DERMOND, INC.

                                    LAURENT MONDOU

                        per:    /s/ Laurent Mondou
                                    Vice-President


                                    JACQUELIN DERY

                        per:    /s/ Jacquelin Dery
                                    President



SCHEDULE A

Disclosure of Dermond's liabilities pursuant to section 5(K)


EXHIBIT A

Employment Agreement with Dery


EXHIBIT B

Employment Agreement with Mondou


EXHIBIT C

Royalty Agreement with Dery


EXHIBIT D

Royalty Agreement with Mondou


EXHIBIT E

Non-Competition and Non-Disclosure Agreement

================================================================================
SCHEDULE A - Disclosure of Dermond's liabilities pursuant to section 5(K)

Dermond as of February 12, 2002

Bank Account:                                  $   132.04

Accounts Receivable:
  TPS,TVQ Return                               $   598.22
  MKBY Invoice#01-12-1                         $15,141.82
  MKBY Invoice#01-02-2                         $36,329.91
                                              ------------
TOTAL Bank account and Receivables             $52,201.99

Accounts Payable
  Third Party:
    Dermond contibution to business plan       $ 8,626.87 (CAI Invoice #2860)
    Patent Filing                              $ 5,606.15 (Goudreau Gage Dubuc #111785)
    Bell Canada                                $   148.85 (invoice 02/04/02)
                                               --------------
  TOTAL Third Party                            $14,381.87

  Shareholders:
     Mr. Jaquelin Dery                         $20,307.09
     Mr. Laurent Mondou                        $19,021.51
                                               --------------
    TOTAL Sharholders Payable                  $39,710.47
                                               ==============
TOTAL Accounts Payable                         $53,710.47

NET:                                           ($1,508.48)


DETAILS DUE TO SHAREHOLDERS:
                                Mr. J. Dery     Mr. L. Mondou    Total

Invoice to MKBY #01-12-1        $ 7,075.00      $  5,925.00      $13,000.00
  Advance, Nov 13               $   550.00      $    550.00      $ 1,100.00
  Advance, Dec 20               $   325.00      $    325.00      $   650.00
Invoice to MKBY #01-2-2
  Services Dec.1-31             $ 5,416.67      $  5,416.67      $10,833.34
  Services Jan.1-31             $ 5,416.67      $  5,416.67      $10,833.34
  Services Feb.1-11             $ 1,354.17      $  1,354.17      $ 2,708.34
  Expenses, trip to Alaska      $   106.73      $     -          $   106.73
Meetings with Lavery, DeBilly   $    62.85      $     34.00      $    96.85
                               --------------   --------------  ------------
Total, Shareholders Payable     $20,307.09      $ 19,021.51      $39,328.60



================================================================================
EXHIBIT A - Employment Agreement - Jacquelin Dery

EMPLOYMENT AGREEMENT entered into on February 12, 2002, in the City of Montreal, province of Quebec.

BETWEEN:   JACQUELIN DERY, domiciled and residing at 663 McEachran Avenue,
Outremont, Quebec, H2V3C6;

                  (hereinafter referred to as the "Employee")

AND:    EXPERTS CONSEILS DERMOND INC., a corporation duly incorporated under the
Canada Business Corporations Act, having its registered office at 663 McEachran Avenue, Outremont, Quebec, H2V 3C6, represented herein by Gary L. Westerholm, director, duly authorized as he so declares;

                     (hereinafter referred to as "Dermond")

WHEREAS as of the date hereof, the Employee sold all of his shares in the share capital of Dermond to McKenzie Bay International Ltd. ("MKBY");

WHEREAS Dermond wishes to retain the Employee;

WHEREAS the Employee and Dermond are desirous of entering into an agreement for the Employee's employment, all subject to the terms and conditions set forth in this Agreement;

NOW IT IS HEREBY AGREED:

1.      INTERPRETATION

1.1     Definitions

In this Agreement, the following words and expressions have the respective meanings ascribed to them below:

        (a) "Affiliate" with respect to a Person means a Person that controls, is controlled by or under common control with such Person. For purposes of this definition, "control" when used with respect to any Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise, and the terms "controlling" and "controlled" have meaning collative to the foregoing;

        (b)     "Agreement" means this employment agreement;

        (c)     "Board of Directors" means the board of directors of Dermond;

        (d) "Business" means the fabrication, sale or lease of the Dermond Wind Generator and related technology;

        (e) "Cause" shall include, but not be limited to the following, as a basis for termination of employment, (i) wilful misconduct involving bad faith by the Employee in respect of his obligations under this Agreement, which misconduct causes or is intended by the Employee to cause significant injury to Dermond,
                (ii) gross malfeasance, (iii) conduct by Employee which constitutes a breach of the Employee's fiduciary duty or (iv) repeated refusal by the Employee to perform reasonable and lawful job assignments which are not materially inconsistent with his duties and responsibilities under this Agreement and such failure continues for a period of ten (10) days after Dermond has given the Employee written notice of such failure and requested the Employee to remedy such failure.

        (f)     "Commencement Date" means February12, 2002;

        (g) "Disability" shall mean, with respect to the Employee, being physically or mentally disabled, whether totally or partially, so that he is substantially unable to perform his duties under this Agreement for a longer period than twelve (12) consecutive months, or if he shall be disabled at different times for more than twelve (12) months (whether working days or not) in any one period of eighteen (18) consecutive months;

        (h) "Discoveries and Works" includes by way of example but without limitation, intellectual property, trade secrets and other confidential information, patents and patent applications, trademarks and trademark registrations and applications, service marks and service mark registrations and applications, trade names, copyrights and copyright registrations and applications;

        (i) "Employment Year" means the period beginning on February 12, 2002 and ending on February 11, 2003, and each consecutive twelve- month period;

        (j) "Parties" means Dermond and the Employee and "Party" means one or the other as the case may be;

        (k) "Person" means any individual, corporation, proprietorship, firm, partnership, limited partnership, limited liability company, trust, association or other entity;

        (l) "Restriction Period" means the period of time covering the Term plus a period equivalent to eighteen (18) months following Employee's Termination Date;

        (m) "Subsidiary" means a corporation controlled by Dermond, or by another subsidiary of Dermond;

        (n) "Term", "Initial Term", and "Additional Term" shall have the meaning set forth in Section 4;

        (o) "Termination Date" means the effective date of the Employee's termination of employment with Dermond, regardless of the reason;

        (p)     "Territory" means the world.

2.      EMPLOYMENT

Dermond hereby employs the Employee as President of Dermond as well as to:

        (a) provide technical expertise in furthering the development of the Dermond Wind Generator;

        (b) provide technical expertise in developing off-grid power system technology; and

        (c) provide technical expertise to potential and actual customers, vendors and partners of Dermond and its Affiliates and Subsidiaries, as well as other duties Dermond may from time to time request, without additional compensation. The Employee hereby accepts employment from Dermond to perform the duties described above upon the terms and conditions set forth in this Agreement.

3.      DUTIES AND RESPONSIBILITIES

3.1 During the Term of this Agreement, the Employee shall devote his full time and efforts to the performance of his duties and responsibilities under this Agreement and to the business and affairs of Dermond, its Subsidiaries and Affiliates, in general, and the Employee shall use his best efforts to promote the interests thereof and shall faithfully and to the best of his ability serve as the President of Dermond.

3.2 It is expressly understood and agreed that the Employee shall not engage in any other business or business opportunity, whether or not such business activity is pursued for gain, profit or other pecuniary advantage, provided however that:

        (a) the Employee may engage in personal, charitable, professional and investment activities to the extent such activities do not conflict or interfere with the Employee's duties and obligations under this Agreement or Employee's ability to perform his duties and responsibilities under this Agreement; and

        (b) the Employee shall not be prevented from investing his assets in such form or manner as will not require any substantial amount of time or services on the part of the Employee in the operation of the affairs of the enterprises in which such investments are made.

3.3 The Employee shall be subject to the direction of, and report only to, the Board of Directors.

3.4 The Employee shall also perform duties commensurate with his position and such specific duties and services as the Board of Directors shall reasonably request consistent with the Employee's position.

3.5 It is contemplated that the Employee will be obliged from time to time and for reasonable period of time to travel in the performance of his duties and obligations under this Agreement. However, the principal place of employment of the Employee which the Employee shall report for work will be at the Montreal, QuEbec office of Dermond.

4.      TERM

        Unless sooner terminated as provided for in this Agreement, the terms of the Employee's employment shall commence on February12, 2002 and shall continue for five (5) year(s) (the "Initial Term"), provided, however, that the Initial Term of the Employee's employment under this Agreement shall automatically be extended for additional periods of twelve (12) months each (an "Additional Term") unless and until either Dermond or the Employee shall have given the other notice, not less than three (3) months prior to the expiration of the Initial Term or any subsequent Additional Term, of the termination by the notifying party of the Employee's employment effective as of the next succeeding anniversary date of the expiration of the Initial Term or Additional Term (the Initial Term and any Additional Term(s) are collectively referred to as the "Term" in this Agreement).

5.      COMPENSATION

        During the Term of this Agreement, Dermond shall pay to the Employee an annual base salary of sixty-five thousand Canadian dollars ($65,000
        CDN). Such salary shall be paid to the Employee in monthly instalments of $5,416.67 CDN (less applicable taxes and other deductions at source), on the first business day of each month. However, upon the completion of the first sale of a Dermond Wind Generator by MKBY, Dermond or any of its Subsidiaries, the Employee's salary will increase to eighty-five thousand Canadian dollars ($85,000 CDN) per year, paid in monthly instalments, less any applicable taxes or deductions at source. The compensation committee of the Board of Directors shall review the annual base salary of the Employee each year and as a result of such review shall increase the annual base salary, effective as of the commencement of each successive Employment Year, to such greater amount as the Board of Directors may deem reasonable in the light of the then business and financial affairs of Dermond and such other factors as in the then circumstances of Dermond may be appropriate.

6.      EXPENSES

        Dermond shall reimburse the Employee for all necessary and reasonable expenses incurred by him in the performance of his duties under this Agreement. The Employee shall, on being so required, provide Dermond with vouchers or other evidence of actual payment of the said expenses in a form satisfactory to Dermond.

7.      BENEFITS

7.1     Employee Plans

        During the Term of this Agreement, the Employee shall participate in all employee benefit and insurance plans or programs established by Dermond in its full discretion and from which he is not excluded from participating by reason of the terms and conditions in the respective plans or programs.

7.2     Vacation

        The Employee shall be entitled to four (4) weeks paid vacation in each Employment Year to be taken at such times as may be appropriate having regard to the requirements of Dermond's business. The Employee shall not be entitled to carry forward from one year to another untaken vacation time unless expressly agreed between Dermond and the Employee.

8.      RETURN OF DOCUMENTS AND PROPERTY

        Upon the termination of Employee's employment with Dermond, or at anytime upon the request of Dermond, Employee (or his heirs or personal representatives) shall deliver to Dermond (a) all documents and materials (including without limitation, computer files) containing trade secrets or other confidential information relating to the business and affairs of Dermond, and (b) all documents, materials and other property (including, without limitation, computer files) belonging to Dermond, which in either case are in the possession or under the control of Employee (or his heirs or personal representatives).

9.      DISCOVERIES AND WORKS

        All Discoveries and Works made or conceived by Employee during his employment by Dermond, jointly or with others, that relate to the present or anticipated activities of Dermond, or are used or usable by Dermond shall be owned by Dermond. Employee shall (a) promptly notify, make full disclosure to, and execute and deliver any documents requested by Dermond to evidence or better assure title to Discoveries and Works in Dermond, as so requested, (b) renounce any and all claims, including but not limited to claims of ownership and royalty, with respect to all Discoveries and Works and all other property owned or licensed by Dermond, (c) assist Dermond in obtaining or maintaining for itself at its own expense Canadian and foreign patents, copyrights, trade secret protection or other protection of any and all Discoveries and Works, and
        (d) promptly execute, whether during his employment with Dermond or thereafter, all applications or other endorsements necessary or appropriate to maintain patents and other rights for Dermond and to protect the title of Dermond thereto, including but not limited to assignments of such patents and other rights. Any Discoveries and Works which, within six (6) months after the Termination Date, are made, disclosed, reduced to a tangible or written form or description, or are reduced to practice by Employee and which pertain to the business carried on or products or services being sold or developed by Dermond at the time of such termination shall, as between Employee and Dermond be presumed to have been made during Employee's employment by Dermond.

10.     DEATH

        The Employee's employment under this Agreement shall terminate upon his death. In the event of the termination of the Employee's employment as a result of his death, Dermond shall promptly pay to any one or more beneficiaries designated by the Employee pursuant to a notice to Dermond or, failing such designation, to the Employee's estate, the annual base salary provided for in this Agreement through the conclusion of the month in which such termination occurs.

11.     DISABILITY

        The Employee's employment under this Agreement may be terminated as a result of Disability at the option of Dermond by notice to the Employee, such termination to be effective upon the receipt by the Employee of such notice. In the event of the termination of the Employee's employment as a result of Disability, Dermond shall pay the Employee two
        (2) times his full annual base salary less any credit for sick pay or other benefits received by the Employee deriving from any private medical insurance or other similar arrangements entered into by Dermond.

12.     TERMINATION FOR CAUSE BY DERMOND

        The Employee's employment under this Agreement may be terminated by Dermond for Cause. In the event that the Employee's employment under this Agreement shall validly be terminated by Dermond for Cause pursuant to this Section 12, Dermond shall promptly pay accrued but unpaid salary and reimburse or pay any other accrued but unpaid amounts due under this Agreement as of the date of termination, and thereafter Dermond shall have no further obligations under this Agreement.

13.     TERMINATION WITHOUT CAUSE

        Dermond may terminate the Employee's employment at any time or any reason other than those specified in Sections 10, 11 and 12 hereof or for no reason whatsoever, by paying the Employee, in lieu of applicable notice, the amount equivalent to his salary for the remaining months of the Term, on a prorated basis, which is to be no less than a minimum of three (3) months of salary and no more than a maximum of twenty-four
        (24) months salary, in effect at the time of Employee's termination, to be paid within forty-five (45) days after the Termination Date.

14.     CONFLICT OF INTEREST

        During the Term of this Agreement, the Employee shall not, either directly or in conjunction with any person, firm, association, syndicate, company or corporation as principal, agent, shareholder, or in any other manner whatsoever, carry on or be engaged in, or advise, lend money to, guarantee the debts or obligations of, or permit his name or any part of it to be used or employed by any person, firm, association, syndicate, company or corporation engaged in any business in competition with the business then carried on by Dermond or a Subsidiary, provided that the holding of not more than two per cent (2%) of the issued shares of a public company listed on any recognized stock exchange in Canada or traded in the Canadian over-the-counter market, shall not be deemed a breach of this covenant.

15.     CONFIDENTIALITY

        During the Term of this Agreement and for a period of two (2) years thereafter, the Employee shall keep secret and retain in strictest confidence, and shall not use for his benefit or for the benefit or others, directly or indirectly, any and all confidential information relating to Dermond and its Subsidiaries of which the Employee shall obtain knowledge by reason of his employment under this Agreement, including, without limitation, trade and business secrets or any other non-public or proprietary information concerning the business, customer lists, financial plans or projections, pricing policies, marketing plans or strategies, business acquisition or divestiture plans, new personnel acquisition plans, technical processes, inventions and other research projects, and except in connection with the performance of his duties under this Agreement, he shall not disclose any such information to anyone outside Dermond and any of its Subsidiaries, except as required by law (provided prior written notice is given by the Employee to Dermond) or except with the prior written consent of Dermond, unless such information is known generally to the public or the trade through sources other than the unauthorized disclosure by the Employee.

16.     NON-COMPETITION AND NON-SOLICITATION

16.1 The Employee acknowledges and understands that (i) he is entering into this Agreement and specifically agreeing to the provisions of this Section16 contemporaneously with a transaction in which the Employee's shares in Dermond, and one of the material assets represented in the value of said share purchase, was the goodwill of Dermond, (ii) he has access to Dermond's clients, channels for developing clients and recruiting executives for employment, and other confidential information of Dermond, (iii) he has direct substantial responsibility to maintain Dermond's business relationship with clients of Dermond whose affairs he handles, (iv) the non-competition and non-solicitation provisions set forth in this Section16 constitute a material part of the consideration received by Dermond under this Agreement, (v) due to the specific nature and limited market for Dermond's activities, the definition of Territory as set forth in subsection 1.1p) hereof is reasonable and justified,
        (vi) it would be unfair to Dermond if the Employee were to appropriate for himself or for others the benefits of Dermond's many years of developing such business relationships, especially when the Employee enjoys a relationship with clients of Dermond as a result of his being introduced to the client's personnel as the representative of Dermond,
        (vii) it would be unfair to Dermond if the Employee were to appropriate for himself or for others the benefits of the business, personnel and other confidential information which Dermond has developed in the conduct of its business, and (viii) it is therefore fair that reasonable restrictions as set forth below should be placed on certain activities of the Employee after his employment with Dermond terminates.

16.2 The Employee shall not, without the prior written consent of Dermond, at any time during the Restriction Period, either individually or in partnership or jointly or in connection with each other or any Person, as principal, agent, consultant, lender, contractor, employer, employee, investor or shareholder, or in any other manner, directly or indirectly, anywhere within the Territory:

        (a) advise, manage, carry on, establish, acquire control of, work for, perform, render, or engage in, any business or service or activity that is similar to or competitive with the Business or any portion of the Business; or

        (b) invest in or lend money to, or guarantee the debts or obligations of, any business or service or activity, or any Person engaged in any business or service or activity, that is similar to or competitive with the Business or any portion of the Business; or

        (c) permit the Employee's name or any part thereof to be used or employed by any Person that operates, is engaged in or has an interest in any business or service or activity that is similar to or competitive with the Business or any portion of the Business. Without limiting the effect of the foregoing, competing with or competitive with the Business, includes without limitation, directly or indirectly, engaging in or permitting the solicitation or sale of any products or services of the type included within the meaning of term Business as of the termination of the Employee's employment with Dermond.

16.3 The Employee shall not during the Restriction Period, without the written consent of Dermond, directly or indirectly (as owner, principal, agent, partner, officer, employee, independent contractor, consultant, stockholder, or otherwise), (i) solicit any Client (as this term is defined below) for a purpose or objective of providing to such Client, or obtaining an engagement from such Client to provide, any services, businesses or activities included within the term or (ii) solicit for employment or otherwise induce any employee employed by Dermond or any of its Affiliates at the date of termination of the Employee's employment with Dermond to leave such employ or offer to employ or employ such employee. The term "Client" shall mean one or more of the following:

        (a) any current or former client or customer of Dermond or its Affiliates;

        (b) any current client or current customer of Dermond or its Affiliates if at any time since the Commencement Date the Employee had contact with such client or customer, or personally solicited such client or customer, or rendered services to such client or customer, or otherwise developed any relationship with such client or customer, or

        (c) any former client or former customer of Dermond or its Affiliates who was, during the thirty-six (36) months preceding the Termination Date, a client or customer of Dermond or its Affiliates, if at any time since the Commencement Date the Employee had contact with such client or customer, or solicited such client or customer, or rendered services to such client or customer, or otherwise developed any relationship with such client or customer.

16.4 Upon the termination of the Employee's employment for whatever reason, the Employee shall deliver to Dermond all documents, papers, records, accounts of all and any description relating to the affairs of Dermond within his possession or under his control, it being the intention of the Employee and Dermond that all such notes or memoranda made by the Employee during the course of his employment under this Agreement shall be the property of Dermond and shall be left at its registered office or principal place of business upon the termination of the Employee's employment.

17.     WITHHOLDING

        Dermond shall be entitled to withhold from any and all amounts payable to the Employee under this Agreement such amounts as from time to time be required to be withheld pursuant to applicable tax laws and regulations.

18.     GENERAL PROVISIONS

18.1    Further Assurances

        Each of the parties upon the request of any other party, whether before or after the date hereof, shall do, execute, acknowledge and deliver or cause to be done, executed, acknowledged or delivered all such further acts, deeds, documents, assignments, transfers, conveyances, powers of attorney and assurances as may be reasonably necessary or desirable to effect complete consummation of the transactions contemplated by this Agreement.

18.2    Successors in Interest

        This Agreement and the provisions hereof shall enure to the benefit of and be binding upon the Parties and their respective successors and assigns.

18.3    Notices

        Any notice, direction or other instrument required or permitted to be given hereunder shall be in writing and given by delivery or sent by (i) registered or certified mail, (ii) reputable overnight courier, (iii) personal delivery, (iv) telecopier or similar telecommunication device and addressed:

        (a)     in the case of Dermond at:

                Experts Conseils Dermond Inc.
                c/o McKenzie Bay International, Ltd.
                3362 Moraine Drive
                Brighton, Michigan
                U.S.A.  48114

                Attention: Mr. Gary L. Westerholm

                Telecopier: (810) 220-4823

        (b)     in the case of the Employee at:

                Jacquelin Dery
                663 McEachran Street,
                Outremont, Quebec
                H2V 3C6

                Telecopier: (514) 274-4858

                Any notice, direction or other instrument given as aforesaid shall be deemed to have been effectively given and received, if sent by mail on the fourth (4th) business day following such mailing, if sent by telecopier or similar telecommunications device on the next business day following such transmission or, if delivered, to have been given and received on the date of such delivery. Any party may change its address for service by written notice given as aforesaid.

18.4    Amendments

        This agreement may not be amended except by written instrument duly executed by or on behalf of all parties hereto.

18.5    Language

        The Parties hereby acknowledge that they have requested that this Agreement and all related documents be drawn up in the English language. Les parties aux presentes reconnaissent qu'elles ont exige que la presente convention et tous les documents qui s'y rattachent soient rediges en anglais.

18.6    Governing Laws

        This Agreement shall be governed by and construed in accordance with the Laws of the Province of Quebec and the Laws of Canada applicable therein. The Parties agree to submit to the jurisdiction of the Courts of Quebec, District of Montreal.

18.7    Gender

        Any reference in this Agreement to any gender shall include all genders and words used herein importing the singular number only shall include the plural and vice versa.

18.8    Headings

        The division of this Agreement into articles, sections, subsections and other subdivisions and the insertion of headings are for convenience of reference only and shall not affect or be utilized in the construction or interpretation hereof.

18.9    Severability

        Any article, section, subsection or other subdivision of this Agreement or any other provision of this Agreement which is, or becomes, illegal, invalid or unenforceable shall be severed herefrom and shall be ineffective to the extent of such illegality, invalidity or unenforceability and shall not affect or impair the remaining provisions hereof, which provisions shall be severed from any illegal, invalid or unenforceable article, section, subsection or other subdivision of this Agreement or any other provision of this Agreement.

18.10   Waiver

        No waiver of any of the provisions of this Agreement shall be deemed to constitute a waiver of any other provision (whether or not similar) nor shall such waiver constitute a continuing waiver unless otherwise expressly provided in a written document duly executed by the party to be bound thereby.

IN WITNESS WHEREOF, this Agreement has been executed as of the day and year first above written.

                EXPERTS CONSEILS DERMOND INC.

        per: /s/ Gary L. Westerholm
                 Director

    Witness: /s/ Jacquelin Dery



================================================================================
EXHIBIT B

EMPLYOMENT AGREEMENT - MONDOU

EMPLOYMENT AGREEMENT entered into on February 12, 2002, in the City of Montreal, Province of Quebec

BETWEEN: LAURENT MONDOU, domiciled and residing at 451, Le Royer Street, St. Lambert, Quebec, J4R 1M7;

                  (hereinafter referred to as the "Employee")


AND:    EXPERTS CONSEILS DERMOND INC., a corporation duly incorporated under the
Canada Business Corporations Act, having its registered office at 663 McEachran Avenue, Outremont, Quebec, H2V 3C6, represented herein by Gary L. Westerholm, Director, duly authorized as he so declares;

        (hereinafter referred to as "Dermond")

WHEREAS as of the date hereof, the Employee sold all of his shares in the share capital of Dermond to McKenzie Bay International Ltd. ("MKBY");

WHEREAS Dermond wishes to retain the Employee;

WHEREAS the Employee and Dermond are desirous of entering into an agreement for the Employee's employment, all subject to the terms and conditions set forth in this Agreement;

NOW IT IS HEREBY AGREED:

INTERPRETATION

Definitions

In this Agreement, the following words and expressions have the respective meanings ascribed to them below:

"Affiliate" with respect to a Person means a Person that controls, is controlled by or under common control with such Person. For purposes of this definition, "control" when used with respect to any Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise, and the terms "controlling" and "controlled" have meaning collative to the foregoing;

"Agreement" means this employment agreement;

"Board of Directors" means the board of directors of Dermond;

"Business" means the fabrication, sale or lease of the Dermond Wind Generator and related technology;

"Cause" shall include, but not be limited to the following, as a basis for termination of employment, (i) wilful misconduct involving bad faith by the Employee in respect of his obligations under this Agreement, which misconduct causes or is intended by the Employee to cause significant injury to Dermond,
(ii) gross malfeasance, (iii) conduct by Employee which constitutes a breach of the Employee's fiduciary duty or (iv) repeated refusal by the Employee to perform reasonable and lawful job assignments which are not materially inconsistent with his duties and responsibilities under this Agreement and such failure continues for a period of ten (10) days after Dermond has given the Employee written notice of such failure and requested the Employee to remedy such failure.

"Commencement Date" means February 12, 2002;

"Disability" shall mean, with respect to the Employee, being physically or mentally disabled, whether totally or partially, so that he is substantially unable to perform his duties under this Agreement for a longer period than twelve (12) consecutive months, or if he shall be disabled at different times for more than twelve (12) months (whether working days or not) in any one period of eighteen (18) consecutive months;

"Discoveries and Works" includes by way of example but without limitation, intellectual property, trade secrets and other confidential information, patents and patent applications, trademarks and trademark registrations and applications, service marks and service mark registrations and applications, trade names, copyrights and copyright registrations and applications;

"Employment Year" means the period beginning on February 12, 2002 and ending on February 11, 2003, and each consecutive twelve-month period;

"Parties" means Dermond and the Employee and "Party" means one or the other as the case may be;

"Person" means any individual, corporation, proprietorship, firm, partnership, limited partnership, limited liability company, trust, association or other entity;

"Restriction Period" means the period of time covering the Term plus a period equivalent to eighteen (18) months following Employee's Termination Date;

"Subsidiary" means a corporation controlled by Dermond, or by another subsidiary of Dermond;

"Term", "Initial Term", and "Additional Term" shall have the meaning set forth in Section - RENV -Ref4972923

"Termination Date" means the effective date of the Employee's termination of employment with Dermond, regardless of the reason;

"Territory" means the world.

EMPLOYMENT

Dermond hereby employs the Employee as Vice-president of Dermond as well as to:

provide technical expertise in furthering the development of the Dermond Wind Generator;

provide technical expertise in developing off-grid power system technology; and

provide technical expertise to potential and actual customers, vendors and partners of Dermond and its Affiliates and Subsidiaries,

as well as other duties Dermond may from time to time request, without additional compensation. The Employee hereby accepts employment from Dermond to perform the duties described above upon the terms and conditions set forth in this Agreement.

DUTIES AND RESPONSIBILITIES

During the Term of this Agreement, the Employee shall devote his full time and efforts to the performance of his duties and responsibilities under this Agreement and to the business and affairs of Dermond, its Subsidiaries and Affiliates, in general, and the Employee shall use his best efforts to promote the interests thereof and shall faithfully and to the best of his ability serve as the Vice-president of Dermond.

It is expressly understood and agreed that the Employee shall not engage in any other business or business opportunity, whether or not such business activity is pursued for gain, profit or other pecuniary advantage, provided however that:

the Employee may engage in personal, charitable, professional and investment activities to the extent such activities do not conflict or interfere with the Employee's duties and obligations under this Agreement or Employee's ability to perform his duties and responsibilities under this Agreement; and

the Employee shall not be prevented from investing his assets in such form or manner as will not require any substantial amount of time or services on the part of the Employee in the operation of the affairs of the enterprises in which such investments are made.

The Employee shall be subject to the direction of, and report only to, the Board of Directors.

The Employee shall also perform duties commensurate with his position and such specific duties and services as the Board of Directors shall reasonably request consistent with the Employee's position.

It is contemplated that the Employee will be obliged from time to time and for reasonable period of time to travel in the performance of his duties and obligations under this Agreement. However, the principal place of employment of the Employee which the Employee shall report for work will be at the Montreal, Quebec office of Dermond.

TERM

Unless sooner terminated as provided for in this Agreement, the terms of the Employee's employment shall commence on February 12, 2002 and shall continue for five (5) year(s) (the "Initial Term"), provided, however, that the Initial Term of the Employee's employment under this Agreement shall automatically be extended for additional periods of twelve (12) months each (an "Additional Term") unless and until either Dermond or the Employee shall have given the other notice, not less than three (3) months prior to the expiration of the Initial Term or any subsequent Additional Term, of the termination by the notifying party of the Employee's employment effective as of the next succeeding anniversary date of the expiration of the Initial Term or Additional Term (the Initial Term and any Additional Term(s) are collectively referred to as the "Term" in this Agreement).

COMPENSATION

During the Term of this Agreement, Dermond shall pay to the Employee an annual base salary of sixty-five thousand Canadian dollars ($65,000 CDN). Such salary shall be paid to the Employee in monthly instalments of $5,416.67 CDN (less applicable taxes and other deductions at source), on the first business day of each month. However, upon the completion of the first sale of a Dermond Wind Generator by MKBY, Dermond or any of its Subsidiaries, the Employee's salary will increase to eighty-five thousand Canadian dollars ($85,000 CDN) per year, paid in monthly instalments, less any applicable taxes or deductions at source. The compensation committee of the Board of Directors shall review the annual base salary of the Employee each year and as a result of such review shall increase the annual base salary, effective as of the commencement of each successive Employment Year, to such greater amount as the Board of Directors may deem reasonable in the light of the then business and financial affairs of Dermond and such other factors as in the then circumstances of Dermond may be appropriate.

EXPENSES

Dermond shall reimburse the Employee for all necessary and reasonable expenses incurred by him in the performance of his duties under this Agreement. The Employee shall, on being so required, provide Dermond with vouchers or other evidence of actual payment of the said expenses in a form satisfactory to Dermond.

BENEFITS

Employee Plans

During the Term of this Agreement, the Employee shall participate in all employee benefit and insurance plans or programs established by Dermond in its full discretion and from which he is not excluded from participating by reason of the terms and conditions in the respective plans or programs.

Vacation

The Employee shall be entitled to four (4) weeks paid vacation in each Employment Year to be taken at such times as may be appropriate having regard to the requirements of Dermond's business. The Employee shall not be entitled to carry forward from one year to another untaken vacation time unless expressly agreed between Dermond and the Employee.

RETURN OF DOCUMENTS AND PROPERTY

Upon the termination of Employee's employment with Dermond, or at anytime upon the request of Dermond, Employee (or his heirs or personal representatives) shall deliver to Dermond (a) all documents and materials (including without limitation, computer files) containing trade secrets or other confidential information relating to the business and affairs of Dermond, and (b) all documents, materials and other property (including, without limitation, computer files) belonging to Dermond, which in either case are in the possession or under the control of Employee (or his heirs or personal representatives).

DISCOVERIES AND WORKS

All Discoveries and Works made or conceived by Employee during his employment by Dermond, jointly or with others, that relate to the present or anticipated activities of Dermond, or are used or usable by Dermond shall be owned by Dermond. Employee shall (a) promptly notify, make full disclosure to, and execute and deliver any documents requested by Dermond to evidence or better assure title to Discoverie s and Works in Dermond, as so requested, (b) renounce any and all claims, including but not limited to claims of ownership and royalty, with respect to all Discoveries and Works and all other property owned or licensed by Dermond, (c) assist Dermond in obtaining or maintaining for itself at its own expense Canadian and foreign patents, copyrights, trade secret protection or other protection of any and all Discoveries and Works, and (d) promptly execute, whether during his employment with Dermond or thereafter, all applications or other endorsements necessary or appropriate to maintain patents and other rights for Dermond and to protect the title of Dermond thereto, including but not limited to assignments of such patents and other rights. Any Discoveries and Works which, within six (6) months after the Termination Date, are made, disclosed, reduced to a tangible or written form or description, or are reduced to practice by Employee and which pertain to the business carried on or products or services being sold or developed by Dermond at the time of such termination shall, as between Employee and Dermond be presumed to have been made during Employee's employment by Dermond.

DEATH

The Employee's employment under this Agreement shall terminate upon his death. In the event of the termination of the Employee's employment as a result of his death, Dermond shall promptly pay to any one or more beneficiaries designated by the Employee pursuant to a notice to Dermond or, failing such designation, to the Employee's estate, the annual base salary provided for in this Agreement through the conclusion of the month in which such termination occurs.

DISABILITY

The Employee's employment under this Agreement may be terminated as a result of Disability at the option of Dermond by notice to the Employee, such termination to be effective upon the receipt by the Employee of such notice. In the event of the termination of the Employee's employment as a result of Disability, Dermond shall pay the Employee two (2) times his full annual base salary less any credit for sick pay or other benefits received by the Employee deriving from any private medical insurance or other similar arrangements entered into by Dermond.

TERMINATION FOR CAUSE BY DERMOND

The Employee's employment under this Agreement may be terminated by Dermond for Cause. In the event that the Employee's employment under this Agreement shall validly be terminated by Dermond for Cause pursuant to this Section - RENV-Ref497222905-12, Dermond shall promptly pay accrued but unpaid salary and reimburse or pay any other accrued but unpaid amounts due under this Agreemen t as of the date of termination, and thereafter Dermond shall have no further obligations under this Agreement.


TERMINATION WITHOUT CAUSE

Dermond may terminate the Employee's employment at any time or any reason other than those specified in Sections RENV -Ref756526-10, RENV-Ref756527-11 and RENV-Ref497222905-12 hereof or for no reason whatsoever, by paying the Employee, in lieu of applicable notice, the amount equivalent to his salary for the remaining of the Term, on a prorated basis, which is to be no less than a minimum of three
(3) months of salary and no more than a maximum of twenty-four (24) months salary, in effect at the time of Employee's termination, to be paid within forty-five (45) days after the Termination Date.

CONFLICT OF INTEREST

During the Term of this Agreement, the Employee shall not, either directly or in conjunction with any person, firm, association, syndicate, company or corporation as principal, agent, shareholder, or in any other manner whatsoever, carry on or be engaged in, or advise, lend money to, guarantee the debts or obligations of, or permit his name or any part of it to be used or employed by any person, firm, association, syndicate, company or corporation engaged in any business in competition with the business then carried on by Dermond or a Subsidiary, provided that the holding of not more than two per cent (2%) of the issued shares of a public company listed on any recognized stock exchange in Canada or traded in the Canadian over-the-counter market, shall not be deemed a breach of this covenant.

CONFIDENTIALITY

During the Term of this Agreement and for a period of two (2) years thereafter, the Employee shall keep secret and retain in strictest confidence, and shall not use for his benefit or for the benefit or others, directly or indirectly, any and all confidential information relating to Dermond and its Subsidiaries of which the Employee shall obtain knowledge by reason of his employment under this Agreement, including, without limitation, trade and business secrets or any other non-public or proprietary information concerning the business, customer lists, financial plans or projections, pricing policies, marketing plans or strategies, business acquisition or divestiture plans, new personnel acquisition plans, technical processes, inventions and other research projects, and except in connection with the performance of his duties under this Agreement, he shall not disclose any such information to anyone outside Dermond and any of its Subsidiaries, except as required by law (provided prior written notice is given by the Employee to Dermond) or except with the prior written consent of Dermond, unless such information is known generally to the public or the trade through sources other than the unauthorized disclosure by the Employee.

NON-COMPETITION AND NON-SOLICITATION

The Employee acknowledges and understands that (i) he is entering into this Agreement and specifically agreeing to the provisions of this Section RENV-Ref531161599 - 16 contemporaneously with a transaction in which the Employee's shares in Dermond, and one of the material assets represented in the value of said share purchase, was the goodwill of Dermond, (ii) he has access to Dermond's clients, channels for developing clients and recruiting executives for employment, and other confidential information of Dermond, (iii) he has direct substantial responsibility to maintain Dermond's business relationship with clients of Dermond whose affairs he handles, (iv) the non-competition and non-solicitation provisions set forth in this Section RENV - Ref531161599-16 constitute a material part of the consideration received by Dermond under this Agreement, (v) due to the specific nature and limited market for Dermond's activities, the definition of Territory as set forth in subsection RENV-Ref1209391-1., RENV-Ref1209397-p hereof is reasonable and justified, (vi) it would be unfair to Dermond if the Employee were to appropriate for himself or for others the benefits of Dermond's many years of developing such business relationships, especially when the Employee enjoys a relationship with clients of Dermond as a result of his being introduced to the client's personnel as the representative of Dermond, (vii) it would be unfair to Dermond if the Employee were to appropriate for himself or for others the benefits of the business, personnel and other confidential information which Dermond has developed in the conduct of its business, and (viii) it is therefore fair that reasonable restrictions as set forth below should be placed on certain activities of the Employee after his employment with Dermond terminates.

The Employee shall not, without the prior written consent of Dermond, at any time during the Restriction Period, either individually or in partnership or jointly or in connection with each other or any Person, as principal, agent, consultant, lender, contractor, employer, employee, investor or shareholder, or in any other manner, directly or indirectly, anywhere within the Territory:

advise, manage, carry on, establish, acquire control of, work for, perform, render, or engage in, any business or service or activity that is similar to or competitive with the Business or any portion of the Business; or

invest in or lend money to, or guarantee the debts or obligations of, any business or service or activity, or any Person engaged in any business or service or activity, that is similar to or competitive with the Business or any portion of the Business; or

permit the Employee's name or any part thereof to be used or employed by any Person that operates, is engaged in or has an interest in any business or service or activity that is similar to or competitive with the Business or any portion of the Business. Without limiting the effect of the foregoing, competing with or competitive with the Business, includes without limitation, directly or indirectly, engaging in or permitting the solicitation or sale of any products or services of the type included within the meaning of term Business as of the termination of the Employee's employment with Dermond.

The Employee shall not during the Restriction Period, without the written consent of Dermond, directly or indirectly (as owner, principal, agent, partner, officer, employee, independent contractor, consultant, stockholder, or otherwise), (i) solicit any Client (as this term is defined below) for a purpose or objective of providing to such Client, or obtaining an engagement from such Client to provide, any services, businesses or activities included within the term or (ii) solicit for employment or otherwise induce any employee employed by Dermond or any of its Affiliates at the date of termination of the Employee's employment with Dermond to leave such employ or offer to employ or employ such employee. The term "Client" shall mean one or more of the following:

any current or former client or customer of Dermond or its Affiliates;

any current client or current customer of Dermond or its Affiliates if at any time since the Commencement Date the Employee had contact with such client or customer, or personally solicited such client or customer, or rendered services to such client or customer, or otherwise developed any relationship with such client or customer, or any former client or former customer of Dermond or its Affiliates who was, during the thirty-six (36) months preceding the Termination Date, a client or customer of Dermond or its Affiliates, if at any time since the Commencement Date the Employee had contact with such client or customer, or solicited such client or customer, or rendered services to such client or customer, or otherwise developed any relationship with such client or customer.

Upon the termination of the Employee's employment for whatever reason, the Employee shall deliver to Dermond all documents, papers, records, accounts of all and any description relating to the affairs of Dermond within his possession or under his control, it being the intention of the Employee and Dermond that all such notes or memoranda made by the Employee during the course of his employment under this Agreement shall be the property of Dermond and shall be left at its registered office or principal place of business upon the termination of the Employee's employment.


WITHHOLDING

Dermond shall be entitled to withhold from any and all amounts payable to the Employee under this Agreement such amounts as from time to time be required to be withheld pursuant to applicable tax laws and regulations.

GENERAL PROVISIONS

Further Assurances

Each of the parties upon the request of any other party, whether before or after the date hereof, shall do, execute, acknowledge and deliver or cause to be done, executed, acknowledged or delivered all such further acts, deeds, documents, assignments, transfers, conveyances, powers of attorney and assurances as may be reasonably necessary or desirable to effect complete consummation of the transactions contemplated by this Agreement.

Successors in Interest

This Agreement and the provisions hereof shall enure to the benefit of and be binding upon the Parties and their respective successors and assigns.

Notices

Any notice, direction or other instrument required or permitted to be given hereunder shall be in writing and given by delivery or sent by (i) registered or certified mail, (ii) reputable overnight courier, (iii) personal delivery, (iv) telecopier or similar telecommunication device and addressed:

in the case of Dermond at:

Experts Conseils Dermond Inc.
c/o McKenzie Bay International, Ltd.
3362 Moraine Drive
Brighton, Michigan
U.S.A.  48114

Attention: Mr. Gary L. Westerholm

Telecopier: (810) 220-4823

in the case of the Employee at:

Laurent Mondou
451 Le Royer Street
St. Laurent, Quebec
J4R 1M7

Telecopier: (514) 274-4858

Any notice, direction or other instrument given as aforesaid shall be deemed to have been effectively given and received, if sent by mail on the fourth (4th) business day following such mailing, if sent by telecopier or similar telecommunications device on the next business day following such transmission or, if delivered, to have been given and received on the date of such delivery. Any party may change its address for service by written notice given as aforesaid.

Amendments

This agreement may not be amended except by written instrument duly executed by or on behalf of all parties hereto.

Language

The Parties hereby acknowledge that they have requested that this Agreement and all related documents be drawn up in the English language. Les parties aux presentes reconnaissent qu'elles ont exige que la presente convention et tous les documents qui s'y rattachent soient rediges en anglais.

Governing Laws

This Agreement shall be governed by and construed in accordance with the Laws of the Province of Quebec and the Laws of Canada applicable therein. The Parties agree to submit to the jurisdiction of the Courts of Quebec, District of Montreal.

Gender

Any reference in this Agreement to any gender shall include all genders and words used herein importing the singular number only shall include the plural and vice versa.

Headings

The division of this Agreement into articles, sections, subsections and other subdivisions and the insertion of headings are for convenience of reference only and shall not affect or be utilized in the construction or interpretation hereof.

Severability

Any article, section, subsection or other subdivision of this Agreement or any other provision of this Agreement which is, or becomes, illegal, invalid or unenforceable shall be severed herefrom and shall be ineffective to the extent of such illegality, invalidity or unenforceability and shall not affect or impair the remaining provisions hereof, which provisions shall be severed from any illegal, invalid or unenforceable article, section, subsection or other subdivision of this Agreement or any other provision of this Agreement.

Waiver

No waiver of any of the provisions of this Agreement shall be deemed to constitute a waiver of any other provision (whether or not similar) nor shall such waiver constitute a continuing waiver unless otherwise expressly provided in a written document duly executed by the party to be bound thereby.

IN WITNESS WHEREOF, this Agreement has been executed as of the day and year first above written.


EXPERTS CONSEILS DERMOND INC.

per:     /s/ Gary L. Westerholm
             Director

Witness: /s/ Laurent Mondou


================================================================================
EXHIBIT C

ROYALTY AGREEMENT WITH DERY

        This Agreement made as of the 12th day of February, 2002 between McKENZIE BAY INTERNATIONAL, LTD., a Delaware corporation, with administrative offices at 3362 Moraine Drive, Brighton, Michigan USA 48114 (hereafter "MKBY"), and JACQUELIN DERY, whose address is 663 McEachran Ave., Outremont, Quebec H2V 3C6 CANADA (hereinafter "Dery").

W I T N E S S E T H :

        WHEREAS, Dery is an employee of Experts Conseils Dermond Inc. ("Dermond") and as such employee has contributed substantially to the technology which has developed the Dermond Wind Generator System, and

        WHEREAS, Dermond has now become a wholly-owned subsidiary of MKBY, and

        WHEREAS, the parties have agreed that Dery will receive a royalty upon the sale or lease of a Dermond Wind Generator System,

        NOW, THEREFORE, it is agreed by and between the parties as follows:

1. MKBY shall pay to Dery a royalty of 1.25% of all net receipts received by MKBY or any wholly-owned subsidiary of MKBY from all sales of the Dermond Wind Generator utilizing the technology developed by Dermond. "Net receipts" as used in this agreement means the gross receipts less any discounts and allowances to customers, excise and sales taxes and the cost of transportation.

2. In the event that the Dermond Wind Generator is leased to the ultimate customer rather than sold, then and in that event, Dery shall receive a royalty equal to 1.25% of the net lease payment received by MKBY or a subsidiary of MKBY, as the case may be. "Net lease payment" for the purpose of this agreement shall mean the gross lease payment less any sales or excise tax. In the event of the resale or re-lease of the same wind generator, Dery shall receive the royalty outlined in paragraph 1 above upon such resale or the commission outlined in this paragraph upon the re-lease of said unit.

3. In the event a Dermond Wind Generator System is leased to an ultimate customer rather than sold through an outright sale, Dery may elect to receive the royalty in a lump sum upon execution of the lease agreement and payment of the first lease payment rather than receiving the royalty over the life of the lease agreement. Such election may be made by Dery by written notification to MKBY or the subsidiary which has made the sale of the Dermond Wind Generator. Such election must be made by Dery within 30 days of the execution of the lease agreement. Said lump sum royalty shall be an amount equal to 1.25% of the present value of the lease agreement computed using the prime rate reported by the Wall Street Journal as of the date of execution of the lease agreement. The lump sum royalty payment shall not be payable in the event of the resale or re-lease of the same wind generator after repossession by MKBY upon default of the ultimate customer.

4. All payments to Dery shall be in Canadian dollars converted if applicable as of the date payment is received by MKBY or its subsidiary.

5. Said royalties shall be paid to Dery on all Dermond Wind Generators sold or leased during the 10-year period commencing with the first sales or lease transaction of a Dermond Wind Generator. MKBY or its subsidiary, as the case may be, shall give notice to Dery within 10 days of the completion of any sale or execution of a lease agreement for any system which includes a Dermond Wind Generator. In addition, MKBY shall keep and shall cause its subsidiaries to keep full and correct records in respect of all Dermond Wind Generators which it shall sell or lease and shall prepare quarterly statements from these records and shall provide the same to Dery reporting how many complete Dermond Wind Generators were sold or put into use as a part of a lease arrangement during the preceding calendar quarter and setting forth the calculation of the royalty payments payable to Dery. These reports shall be submitted to Dery along with a check in payment of all royalty payments shown as being payable to Dery in said report within 30 days of the termination of each calendar quarter.

6. In order to provide an economical and speedy resolution to any possible dispute between the parties, the parties agree to submit any such dispute to binding arbitration by the American Arbitration Association of Southeast Michigan, United States of America, pursuant to the Commercial Arbitration Rules of the American Arbitration Association modified as follows:

        A. There shall be one arbitrator selected in accordance with the AAA rules.

        B. All costs and expenses of arbitration shall be borne by the losing party.

        C. The arbitrator shall permit discovery in the form of written interrogatories and depositions which discovery shall be completed within 60 days from submission of the answer to the arbitration claim.

        D. The decision of the arbitrator shall be in writing and set forth written findings of fact and conclusions of law upon which the decision is based.

        E. The decision of the arbitrator shall be final and binding with respect to matters of fact and shall be appealable only with respect to conclusions of law.

        F. Judgment on the arbitration award may be entered in any court of competent jurisdiction as provided by law.

7. This agreement shall be construed in accordance with and governed by the laws of the State of Michigan USA.

8. The parties hereby acknowledge that they have requested that this agreement and all related documents be drawn up in the English language. Les parties aux presentes reconnaissent qu'elles ont exige que la presente convention et tous les documents qui s'y rattachent soient rediges en anglais.

                                                McKENZIE BAY INTERNATIONAL, LTD.

                                                per:/s/ Gary L. Westerholm,
                                                     President


                                                  /s/JACQUELIN DERY

================================================================================
EXHIBIT D

ROYALTY AGREEMENT WITH MONDOU


        This Agreement made as of the 12th day of February, 2002 between McKENZIE BAY INTERNATIONAL, LTD., a Delaware corporation, with administrative offices at 3362 Moraine Drive, Brighton, Michigan USA 48114 (hereafter "MKBY"), and LAURENT MONDOU, whose address is 451 Le Royer Street, St. Lambert, Quebec, J4R 1M7 CANADA J4R 1M7 (hereinafter "Mondou").

W I T N E S S E T H :

        WHEREAS, Mondou is an employee of Experts Conseils Dermond Inc. ("Dermond") and as such employee has contributed substantially to the technology which has developed the Dermond Wind Generator System, and

        WHEREAS, Dermond has now become a wholly-owned subsidiary of MKBY, and

        WHEREAS, the parties have agreed that Mondou will receive a royalty upon the sale or lease of a Dermond Wind Generator System,

        NOW, THEREFORE, it is agreed by and between the parties as follows:

1. MKBY shall pay to Mondou a royalty of 1.25% of all net receipts received by MKBY or any wholly-owned subsidiary of MKBY from all sales of the Dermond Wind Generator utilizing the technology developed by Dermond. "Net receipts" as used in this agreement means the gross receipts less any discounts and allowances to customers, excise and sales taxes and the cost of transportation.

2. In the event that the Dermond Wind Generator is leased to the ultimate customer rather than sold, then and in that event, Mondou shall receive a royalty equal to 1.25% of the net lease payment received by MKBY or a subsidiary of MKBY, as the case may be. "Net lease payment" for the purpose of this agreement shall mean the gross lease payment less any sales or excise tax. In the event of the resale or re-lease of the same wind generator, Mondou shall receive the royalty outlined in paragraph 1 above upon such resale or the commission outlined in this paragraph upon the re-lease of said unit.

3. In the event a Dermond Wind Generator System is leased to an ultimate customer rather than sold through an outright sale, Mondou may elect to receive the royalty in a lump sum upon execution of the lease agreement and payment of the first lease payment rather than receiving the royalty over the life of the lease agreement. Such election may be made by Mondou by written notification to MKBY or the subsidiary which has made the sale of the Dermond Wind Generator. Such election must be made by Mondou within 30 days of the execution of the lease agreement. Said lump sum royalty shall be an amount equal to 1.25% of the present value of the lease agreement computed using the prime rate reported by the Wall Street Journal as of the date of execution of the lease agreement. The lump sum royalty payment shall not be payable in the event of the resale or re-lease of the same wind generator after repossession by MKBY upon default of the ultimate customer.

4. All payments to Mondou shall be in Canadian dollars converted if applicable as of the date payment is received by MKBY or its subsidiary.

5. Said royalties shall be paid to Mondou on all Dermond Wind Generators sold or leased during the 10-year period commencing with the first sales or lease transaction of a Dermond Wind Generator. MKBY or its subsidiary, as the case may be, shall give notice to Mondou within 10 days of the completion of any sale or execution of a lease agreement for any system which includes a Dermond Wind Generator. In addition, MKBY shall keep and shall cause its subsidiaries to keep full and correct records in respect of all Dermond Wind Generators which it shall sell or lease and shall prepare quarterly statements from these records and shall provide the same to Mondou reporting how many complete Dermond Wind Generators were sold or put into use as a part of a lease arrangement during the preceding calendar quarter and setting forth the calculation of the royalty payments payable to Mondou. These reports shall be submitted to Mondou along with a check in payment of all royalty payments shown as being payable to Mondou in said report within 30 days of the termination of each calendar quarter.

6. In order to provide an economical and speedy resolution to any possible dispute between the parties, the parties agree to submit any such dispute to binding arbitration by the American Arbitration Association of Southeast Michigan, United States of America, pursuant to the Commercial Arbitration Rules of the American Arbitration Association modified as follows:

        A. There shall be one arbitrator selected in accordance with the AAA rules.

        B. All costs and expenses of arbitration shall be borne by the losing party.

        C. The arbitrator shall permit discovery in the form of written interrogatories and depositions which discovery shall be completed within 60 days from submission of the answer to the arbitration claim.

        D. The decision of the arbitrator shall be in writing and set forth written findings of fact and conclusions of law upon which the decision is based.

        E. The decision of the arbitrator shall be final and binding with respect to matters of fact and shall be appealable only with respect to conclusions of law.

        F. Judgment on the arbitration award may be entered in any court of competent jurisdiction as provided by law.

7. This agreement shall be construed in accordance with and governed by the laws of the State of Michigan USA.

8. The parties hereby acknowledge that they have requested that this agreement and all related documents be drawn up in the English language. Les parties aux presentes reconnaissent qu'elles ont exige que la presente convention et tous les documents qui s'y rattachent soient rediges en anglais.

                                         McKENZIE BAY INTERNATIONAL, LTD.

                                per: /s/ Gary L. Westerholm
                                         President

                                per: /s/ Laurent Mondou



================================================================================
EXHIBIT E

NON-COMPETITION AND CONFIDENTIALITY AGREEMENT

        This Non-Competition and Confidentiality Agreement (this "Agreement") made and entered into as of February 12, 2002 is made and entered into by and among JACQUELIN DERY and LAURENT MONDOU (collectively the "Stockholders"), EXPERTS CONSEILS DERMOND INC. ("Dermond") and McKENZIE BAY INTERNATIONAL, LTD., a Delaware corporation ("MKBY") on behalf of itself and its Affiliated and subsidiary companies.

W I T N E S S E T H :

        WHEREAS, MKBY, has acquired from the Stockholders all of

        the issued and outstanding stock of Dermond, and

        WHEREAS, after the completion of the closing regarding the purchase of said stock and other transactions contemplated between the parties (the "Closing"), one of the primary business activities of MKBY and its Affiliated and subsidiary companies will include the business previously conducted by Dermond, and

        WHEREAS, it is a condition to the obligation of MKBY to complete the acquisition of said shares pursuant to a share purchase agreement executed on the date hereof among the Stockholders, Dermond and MKBY (the "Share Purchase Agreement"),

        NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1. Definitions. The following terms shall have the meanings set forth below:

        A. "Affiliate" with respect to a Person means a Person that controls, is controlled by or under common control with such Person. For purposes of this definition, "control" when used with respect to any Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise, and the terms "controlling" and "controlled" have meaning collative to the foregoing.

        B. "Business" shall mean the fabrication, sale or lease of the Dermond Wind Generator and related technology or any related business.

        C. "Competitive Business" shall mean any business or activity which is competitive with the Business including without limitation, any business or activity which provides products or services similar to the Business or which provides products or services as a replacement for or in lieu or as an alternative to products or services provided by the Business.

        D. "Person" means any individual, corporation, proprietorship, firm, partnership, limited partnership, limited liability company, trust, association or other entity.

        E.      "Territory" means the world.

2. Restrictive Covenant. For a period of three years after the date of this Agreement, neither of the Stockholders shall directly or indirectly except on behalf of either Dermond or MKBY and its Affiliates or subsidiaries, without the prior written consent of MKBY, within the Territory (a) accept employment with or render services to any Person engaged in the Business or a Competitive Business; (b) own, manage, operate, finance, control or participate in any capacity in the ownership, management, operation , financing or control of or be connected as a principal, agent, representative, consultant, advisor, investor, owner, partner, financier, manager or joint venture with or permit his or its name to be used by or in connection with any Person engaged in the Business or any Competitive Business; (c) contact, deal with or in any way solicit any Person that at any time during the previous five years was a customer of either Dermond or MKBY or its subsidiaries in an effort to cause or induce such Person to purchase or otherwise obtain the benefit or use of any products or services provided by any Person engaged in the Business or any Competitive Business; or
        (d) solicit for employment or interfere with the relationship of either Dermond or MKBY or any of its Affiliates or subsidiaries with any of their current or future employees, agents or representatives or any Person formerly employed or engaged by either Dermond or MKBY or any of its Affiliates or subsidiaries at any time during the previous 18 months. Notwithstanding the foregoing, nothing contained in this section shall prevent either Stockholder from owning shares of capital stock of MKBY or any of its subsidiaries or investing as an investor in the voting securities of any Person which is a Reporting Person under the Securities Exchange Act of 1934 as amended as well as any Person which is a reporting issuer under the Securities Acts of any of the jurisdictions of Canada so long as the aggregate amount of such securities that such Stockholder owns directly or indirectly is less than 2% of the total outstanding voting securities of such Person, and such Stockholder has no other affiliation with such Person.

3. Confidentiality. Each Stockholder acknowledges that he had in the past, or currently has and in the future will have access to certain Confidential Information (as defined below). Neither of the Stockholders shall at any time or in any manner, without the prior written consent of MKBY and/or its Affiliates, as applicable, use or disclose to any Person other than Dermond or MKBY and its Affiliates any Confidential Information. The term "Confidential Information" means any secret, confidential or proprietary information of Dermond or MKBY or any information relating to the Business or any Competitive Business obtained by either of the Stockholders as a consequence of their affiliation, agreements or position with MKBY or any of its Affiliates, including without limitation any trade secrets, technology, business strategies or plans, details of contracts, pricing, customer lists and marketing methods, plans or strategies. The restrictions in this section shall not apply to any information that is or becomes generally available and known by the public other than as a result of an unpermitted disclosure directly or indirectly by either of the Stockholders.

4. Nature of Restrictions. Each of the parties hereto acknowledges that the restrictions and other provisions contained in this Agreement are reasonable, fair and equitable in scope, terms and duration. If at any time a court or other governmental body having jurisdiction shall refuse to enforce the restrictions contained in sections 2 and 3 above by reason of being vague or unreasonable or for any other reason, the parties hereto intend that such covenant shall be deemed to be amended without any further action of the parties and be limited to only such geographic area, time period, line of business, scope or other restrictions as shall be permitted by law.

5. Consideration. The agreements contained herein are a necessary inducement to MKBY to complete the Closing and the other transactions contemplated by the Share Purchase Agreement, transactions from which the Stockholders will directly and indirectly receive substantial financial benefit.

6. Injunction. Each Stockholder acknowledges and agrees that irreparable injury will result to Dermond or MKBY and its Affiliates and their respective businesses in the event of any breach by either Stockholder of any of the provisions of this Agreement. In recognition thereof in the event of any breach of any agreement of either Stockholder in this Agreement, Dermond and MKBY and/or its Affiliates, as applicable, shall be entitled, in addition to any other remedies available, to injunctive relief, specific performance and any other appropriate equitable remedy (without any bond or security being required) to restrain any violation of this Agreement.

7.      Miscellaneous.

        A. No modification, amendment, addition or alteration of this Agreement shall be effective unless made in writing and duly executed by the parties hereto. No delay or failure of Dermond and MKBY, or any of its Affiliates, to exercise any right, power or privilege in this Agreement conferred hereunder shall operate as a waiver thereof, nor shall any waiver of any right, power or privilege operate as a waiver of any other right, power or privilege hereunder or any further exercise thereof. No waiver or consent on the part of either Dermond or MKBY shall be valid unless set forth in a written instrument signed by an authorized officer.

        B. If any provision of this Agreement is finally determined to be invalid or unenforceable in any respect, such invalidity or unenforceability shall not affect the validity or enforceability of any other provision or part hereof or the application thereof to other persons or circumstances.

        C. MKBY shall be entitled to recover from each Stockholder all costs and expenses incurred by either Dermond or MKBY and/or its Affiliates in connectio n with the enforcement of this Agreement against such Stockholder, including without limitation reasonable attorney's fees.

        D. This Agreement may be executed in counterparts each of which shall be deemed an original but all of which together shall constitute one and the same agreement.

        E. This Agreement shall inure to the benefit of Dermond and MKBY and its Affiliates and their successors and assigns and shall be binding upon each Stockholder and his successors, assigns, heirs, executors and legal representatives.

        F. This Agreement shall be governed by and construed and interpreted pursuant to the internal laws (as opposed to the conflict of laws principles) of the province of Quebec and the laws of Canada applicable therein.

        G. The parties hereby acknowledge that they have requested that this Agreement and all related documents be drawn up in the English language. Les parties aux presentes reconnaissent qu'elles ont exige que la presente convention et tous les documents qui s'y rattachent soient rediges en anglais.

        IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed as of the day and year first above written.


                                        McKENZIE BAY INTERNATIONAL, LTD.

                               per: /s/ Gary L. Westerholm
                                        President


                                        EXPERTS CONSEILS DERMOND INC.

                                        JACQUELIN DERY

                               per: /s/ Jacquelin Dery
                                        President